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The following presentation was posted by GCP Applied Technologies Inc. to its website at https://investor.gcpat.com/ on May 1, 2020.

Investor Update May 2020

Additional Information GCP has filed a definitive proxy statement and BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders. GCP STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD, AS THEY CONTAIN OR WILL CONTAIN (IN THE CASE OF AMENDMENTS OR SUPPLEMENTS) IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement (and any amendments or supplements thereto) and other documents filed by GCP with the SEC without charge from the SEC’s website at www.sec.gov.   Certain Information Regarding Participants GCP, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from GCP’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the ownership of GCP’s directors and executive officers in GCP stock is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement (and any amendments and supplements thereto) filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Cautionary Statements Regarding Forward-Looking Information This presentation contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when GCP or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of GCP and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside GCP’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements about expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; strategic alternatives; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. Like other businesses, we are subject to risks and uncertainties that could cause our actual results to differ materially from our projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to: the cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events, natural disasters and the COVID-19 pandemic. These and other factors are identified and described in more detail in GCP's Annual Report on Form 10-K, which has been filed with the U.S. Securities and Exchange Commission and is available online at www.sec.gov, and subsequent quarterly reports. Readers are cautioned not to place undue reliance on GCP’s projections and other forward-looking statements, which speak only as of the date thereof. GCP undertakes no obligation to publicly release any revision to its projections and other forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation.

Leading Global Provider of High-Value Construction Products and Technologies

$1Bn

in 2019 sales

2,000

Employees[1]

SCC

57%

of 2019 revenue

Specialty Construction Chemicals produces admixtures and additives for concrete and cement, as well as the VERIFI® in-transit concrete management system

SBM

43%

of 2019 revenue

Specialty Building Materials produces high-performance waterproofing, air vapor barrier, fireproofing, roofing underlayment, injection repair and specialty products

GCP's Focus On Stockholder Value

- History of decisive actions to drive stockholder value since separation
- Focused construction products portfolio through sale of Darex
- Repositioning SCC and SBM businesses for growth and strong, consistent results
- Executing significant cost reduction programs
- Expected Q1 2020 results demonstrate strong momentum with significant Adj. EBITDA, Adj. EBIT and Adj. EPS growth
- Prudent capital management has resulted in strong balance sheet and ample liquidity to navigate COVID-19 crisis
- Refreshed and purpose-built Board driving our strategy

GCP solves some of the most challenging construction problems

Our construction products can be found in the Freedom Tower and Javits Center in New York, George Lucas Museum in Los Angeles, the London Underground, the Hong Kong-Zhuhai-Macau Bridge, the Guggenheim Museum Bilbao in Spain, the World Cup Stadiums in Doha and countless other landmarks.

1. As of 12/31/2019

1

History of Decisive Actions and Results

Strategic Actions to Deliver Value	• Divested non-core Darex packaging business at **premium multiple** ~1 year after our spin-off ($1.1Bn, ~15x Darex 2016 EBITDA[1]) • Created **focused portfolio** of premium construction products businesses, organically and through bolt-on acquisitions	• **Reduced net debt** by ~$665M — providing financial flexibility and de-risking the business • Fulsome **review of strategic alternatives in 2019 and continue to evaluate strategic opportunities**
Restructuring and Repositioning of SCC and SBM for Growth	• Exited non-core geographies and product lines in SCC — **$25M in cost savings** • SCC expected to deliver **fifth consecutive quarter of improved profitability** and **significant margin expansion** • Made **targeted, successful investments in R&D** including disruptive VERIFI® technology (50%+ sales growth in Q4 2019)	• **Delivered strong segment cash flow** through **best-in-class SBM business**, creating opportunities for targeted **high ROI investments** across the business • **Executing SBM growth plan** – expanding presence in additional segments and US geographies (prior to COVID-19, targeted top-line growth of 4 – 6% in 2020 based on growth in North America pipeline)
Aggressively Managing Costs	• Implemented multi-phase **~$80M cost savings program** – achieved ~40% of target through 2019	• Focus on SG&A – **~8% reduction since 2017**
Demonstrating Momentum and Delivering Results	• Expect to record **best first quarter earnings performance since 2016** in Q1 2020 despite onset of COVID-19 crisis • Expect to **beat consensus Adjusted EBIT and Adjusted EPS** for third straight quarter	• Prudent capital management has resulted in GCP's **strong balance sheet and liquidity position (~$670M; $320M in cash, $350M revolver)** in current crisis • **Protecting health and safety of our employees** while supporting our customers, suppliers and other stakeholders

1. Based on Darex sale proceeds of $1.06Bn and last twelve months EBITDA of $71.2M as of 12/31/2016. Darex EBITDA calculated based on segment operating income of $64.8M and depreciation and amortization of $6.4M for Darex as of 12/31/2016. For further information, see "Non-GAAP Financial Measures"

2

The Right Board to Lead Value Creation Strategy Track Record of Board Refreshment Since Separation New Directors category includes two new independent director nominees for election at the 2020 annual meeting Independent, Well-Qualified and Refreshed Board Driving Our Strategy We Believe Starboard’s Campaign is Not in Best Interests of All Stockholders Director skills and experiences aligned with strategy, including sector experience, operational expertise and public company leadership backgrounds Board has focused portfolio, repositioned our businesses, reviewed alternatives and prudently managed capital Regular refreshment since separation supporting independent and fresh perspectives Identified and recruited experienced CEO Appointed Independent Chair Board highly engaged in development and oversight of strategy – met 26 times in 2019 Throughout the current crisis, overseeing measures to maintain health and safety of employees and business continuity Demanding to replace supermajority of the Board with hand-picked nominees Starboard’s attacks misrepresent significant actions taken to improve the business and ignore recent results Starboard’s slate of nominees have limited relevant background in sector and public company leadership Campaign is an unnecessary and costly distraction during unprecedented crisis Rejected numerous and continued efforts by GCP to negotiate constructive resolution – including recent proposal for three Board seats and one mutually agreed director on 10-person Board Allowing Starboard to replace a supermajority of GCP’s Board risks upending momentum of current strategy and destabilizing business at a critical time Initial Directors New Directors 1 3

Grew Net Cash Provided by Continuing Operations by 3% and Adjusted Free Cash Flow by 14% in 2019 Restructuring programs drove $27M in savings in 2019 Completed best year of price capture as a public company in 2019 Growth in Q4 2019 VERIFI® sales increased +53% and installed truck base +56% Q4 2019 SCC Segment Operating Margin increased 430bps year over year and Segment Operating Income increased 63% Strong Business Momentum Continues in Q1 2020 Note: Permission to use quotes was neither sought or obtained Expect to deliver best Q1 earnings performance since 2016 in a quarter that included global market disruption due to the onset of COVID-19 Expected Q1 2020 net sales exceeded company’s expectations with solid growth in North America by both SCC and SBM Q1 2020 expected Adjusted EBITDA, Adjusted EBIT and Adjusted EPS results exceeded prior year performance, guidance and consensus Expect third consecutive year of Q1 Adjusted EBITDA margin improvement Expect fifth consecutive quarter of year over year improvement in SCC segment operating income and Adjusted EBITDA margin “GCP continues to make progress on its turnaround efforts. The SCC business is delivering better performance driven by restructuring actions, pricing vs. raw materials, and continued growth in VERIFI®.” “The SCC segment posted another quarter of strong YoY EBITDA margin expansion, driven by increased pricing, raw material moderation, cost savings from restructuring, and the exit from unprofitable businesses.” (Seaport Global, 2/26/20) “GCP continues to realize benefits from its restructuring and efficiency programs that help cut costs and further improve customer intimacy” “SCC continues to see strong growth in the adoption of VERIFI®, and should see additional benefits from recent repositioning efforts…” (Seaport Global, 2/28/20) Q4 Results — Accelerating Momentum in the Business Expected Q1 Results — Overcoming Crisis Conditions to Deliver Strong Results 4

GCP's History as a Public Company

Total Shareholder Return Since Separation from W.R. Grace[1]



GCP
S&P 600
Bolt-on M&A
Announced strategic review
Announced VERIFI® 2021 targets
Appointed Randy Dearth as CEO
Announced SBM growth plan
Darex divestiture focused GCP portfolio
Announced SCC restructuring and VERIFI® growth plan
Concluded strategic review process
115%
100%
85%
70%
55%
40%
25%
10%
(5%)
(20%)
Feb-16
Jul-16
Dec-16
May-17
Oct-17
Mar-18
Aug-18
Jan-19
Jun-19
Nov-19
Apr-20

- GCP has historically traded above the S&P 600 since its separation from W.R. Grace
- Takeover speculation reflected in the share price and trading multiple increased after the sale of Darex and the announcement of the strategic review in 2019

- After strategic review was terminated, reducing if not eliminating takeover speculation, a significant share price dislocation resulted, compounded by challenges in the SBM business

- GCP's Board took decisive action, appointing new management and Board leadership, implementing a new plan for SBM and announcing additional cost initiatives
- As a result, GCP has regained momentum and delivered strong, consistent results for last three quarters, with **TSR outperforming S&P 600**[2]

Source: Company filings, FactSet as of 4/29/2020
1. Through current (4/29/2020)
2. GCP outperformed the S&P 600 index by eight percentage points, measured from 8/7/2019 (announced Q2 earnings, disclosed completion of management transition and announced SBM growth plan and additional cost cutting initiatives) to 4/29/2020

5

GCP Well-Positioned to Continue Momentum Through the COVID-19 Crisis and Beyond Source: Company filings Net Debt Reduced by ~$666M Since Separation Well-Positioned in Ongoing COVID-19 Uncertainty Strong balance sheet is a competitive differentiator, providing financial flexibility and stability ~$320M Cash balance at end of Q1 2020 ~$670M Total liquidity with $350M revolving credit facility capacity No near-term debt maturities Senior Notes mature in 2026 ~$25M Reduced planned capital expenditures compared to the forecast to further support cash position 6

GCP’s Board Has Taken Decisive Action to Focus Portfolio And Deliver Results

Decisive Actions Have Created a Focused Construction Products Company

Sale of Darex

Sale for $1.1Bn at premium multiple

"The sale of Darex leaves GCP as an attractive 'pure-play' takeover candidate at a time in the cycle when acquirers' balance sheets are strengthening and when financing costs are low" (CL King, 3/5/17)

SCC Repositioned for Growth

SCC restructuring and VERIFI® Introduction

"….Restructuring efforts focused on reducing exposure in low profit admixtures markets…helped improve SCC margins" (Cowen, 11/12/18)

"We know of no competitors offering a similar service (as VERIFI®)" (Jefferies, 5/25/18)

Review of Strategic Alternatives

"We think the market will view plans to sell the company as a positive. To some extent, a takeout has been part of some investors' bull thesis, and may have contributed to GCP's outperformance of the broader market over the past six months" (Seaport Global, 2/27/19)

2016 | 2017 | 2018 | 2019 | 2020

GRACE

Separation from W.R. Grace

SensoCrete | HALEX | Stirling Lloyd | DUCTILCRETE | CONTEK | RIW

Strategic Acquisitions adding ~$90M in New Revenues

"…Solid, high quality bolt-on acquisition, Stirling Lloyd…Strategically, the fit looks very good[7]" (C.L. King, 5/10/17)

Salesforce Expansion and Product Innovations to Broaden SBM

"Launched new strategy to improve SBM sales, which involves evaluating pricing, penetrating adjacent markets, and launching new products" (Cowen, 11/18/19)

Note: Permission to use quotes was neither sought or obtained

7

Strategic Points of Focus 8 Strategic Priority Points of Focus Cost Management Maintaining focus on cost reduction initiatives that eliminate complexity in business processes and improve financial performance Growth Executing on growth strategy for our SBM business by increasing presence in underserved market geographies and segments and accelerating new product innovations through market-targeted product development strategy Building on the success of VERIFI® Cash Flow Focus on cash management initiatives to maximize cash performance during crisis and selectively deploy toward high return growth initiatives longer term Leadership Attracting and retaining talent through various programs promoting employee development, diversity and work conditions Continuing to evolve organizational model to align with strategy ESG and Engagement Leverage global product offerings, people and production processes to optimize our sustainability footprint. Build upon first Vision Report to enhance reporting metrics and focus Communicate extensively with stockholders and incorporate feedback Ensure health and safety of employees while managing the company through the COVID-19 crisis Cost Management Capital Management Human Capital ESG and Engagement Growth

SCC Repositioned for Profitable Growth Reduce / eliminate exposure to unprofitable geographies Invest in core markets where GCP value proposition is well understood SCC Restructuring Announced SCC restructuring plan Exited non-core geographies and customers Randy Dearth, appointed COO in 2018, led execution Invest in Growth New product introductions Invested in proprietary VERIFI® technology to accelerate growth and improve profitability 50+% growth in VERIFI® sales and truck installs in Q4 2019 Improve revenue mix Position business for higher quality growth $25M of cost savings 5 consecutive quarters of margin improvement1 Successfully executed SCC’s repositioning plan, demonstrating strong performance in recent quarters Key Initiatives Actions Taken Results Delivered Based on expected Q1 2020 results 9

SCC Repositioning Showing Strong Results Source: Company filings Note: All figures based on FY2019 results 6.2% 9.8% Segment Operating Margin Gross Margin Improvement Segment Operating Income Growth +370bps YOY +40% YOY 10

VERIFI® Enhances Growth Through Proprietary, Industry Transforming Technology

VERIFI® Proprietary Technology


Driver Interface
Hydraulic Pressure Sensors
Temperature and Drum Speed Sensor
Flow Delivery Valves and Meters
External Display
Processor, GPS, and Cellular Modem
verifi

- In-transit sensor and cloud-based data system that monitors, measures and manages concrete slump and other properties
- GCP installs and owns equipment on customer-owned ready-mix truck
- Recurring and contractual revenue
- Delivering value to customers through:
  - Improved quality and reduced waste
  - Raw material savings
  - Operations and energy efficiency

VERIFI® Driving Growth and Profitability

Growth

- **50%+** Y-o-Y sales and truck installation growth in Q4 2019
- Exceeded **5,000** trucks committed (**24 customers and ~250 trucks per customer** as of year-end 2019)
- Significantly **higher gross margins** than rest of GCP

Opportunity and Profitability

- **Large addressable market ($1Bn+)** where GCP has early mover advantage
- Expects **20%+ ROI** over life of customer contract (typically 3 – 4 years)

11

SBM is a Best-in-Class Building Materials Business

SBM's segment operating margin profile and cash conversion exceed peers including RPM and SIKA, who have greater scale

SBM Segment Operating Margin Relative to SBM's Peers[1]



Segment Operating Margin (Corporate Unallocated)
Coatings and Adhesives
Exterior Building Products
Median: 13%
25%
18%
16%
18%
16%
20%
16%
18%
15%
14%
14%
13%
13%
11%
11%
10%
8%
9%
6%
6%
4%
Trex
James Hardie
Henkel
Carlisle CCM
GCP SBM
Owens Corning Roofing
Sherwin Williams
PPG Indust.
Minerals Tech.
Sika
Akzo Nobel
Arkema
TopBuild
H. B. Fuller[2]
RPM Industrial[2]
JELD - WEN
Corner-stone Building Brands

SBM Adjusted Cash Flow (EBITDA less Capex) Margin Relative to SBM's Peers[3]



Median: 13%
18%
20%
18%
21%
17%
15%
15%
14%
14%
14%
13%
12%
14%
12%
11%
11%
10%
9%
9%
7%
6%
Trex
Carlisle CCM
GCP SBM
Sika
Henkel
Sherwin-Williams
PPG Industr.
Minerals Tech.
H. B. Fuller[2]
James Hardie
Owens Corning Roofing
Arkema
Akzo Nobel
TopBuild
Corner-stone Building Brands
RPM Industrial[2]
JELD - WEN

Source: Company filings

1. Represents 2019A operating margin (post-corporate expenses) for all companies; segment operating margin (post-corporate expenses) for segment peers, with corporate expenses allocated proportional to revenue
2. Represents last twelve months ending 5/31/2019 for RPM and 11/30/2019 H. B. Fuller
3. Segment Adjusted Cash Flow Margin defined as Segment Adjusted EBITDA (post-corporate expenses) less capital expenditures as a percentage of sales; unallocated corporate D&A, corporate expenses and corporate capital expenditures for segment peers allocated proportional to segment revenue. See "Non-GAAP Financial Measures"

12

Investing in SBM's Sustainable Organic Growth

Prior to COVID-19 onset, targeted 4 – 6% top-line growth in SBM (as announced on Q4 2019 earnings call) supported by growth in North America pipeline

	Ongoing Initiatives	Actions Taken / Results Delivered / Expected
Cash Flow and Long-Term Profitability Profile	Reinvest significant cash flow from SBM in high ROI investments across company	**Strong Cash Flow Generation** $309M Cum. Segment Operating Income Driving $325M Cum. Adj. Segment Cash Flow[1] (2017 – 2019) Contributing to improved long-term organic growth and profitability
Geographic and Segment Expansion	Target previously underserved mid-tier segments and mostly U.S. geographies through expanded channels and resources	**~250 – 400 bps Expected Contribution to SBM Growth Pre-COVID[2]** Investing in additional headcount in key geographies and market segments to expand distribution base
Product Market Expansion	Expand existing product markets and introduce new products, leveraging existing sales channels and specification strength	**~150 – 200 bps Expected Contribution to SBM Growth Pre-COVID[2]** Expand applications for existing products and launch new products over next 12 – 18 months

Source: Company filings

1. Segment Adjusted Contributed Cash Flow defined as Segment Adjusted EBITDA less capital expenditures
2. Top-line contribution supporting 4-6% 2019 – 2020 sales growth in SBM discussed at Q4 2019 earnings call; expect ~2/3 to come from Geographic and Segment Expansion and ~1/3 to come from Product Market Expansion

13

2 3 2 GCP Has Aggressively Managed SG&A Source: Company filings Note: CHF converted to USD at 1.03x SG&A expenses exclude R&D expenses, if disclosed RPM’s revenues and SG&A represent fiscal year ending 5/31/2019 Sika’s SG&A is calculated as the sum of personnel expenses and other operating expense line items from the financial statements excluding production and operation costs, logistics and distribution costs; R&D allocation not disclosed Includes remaining ~$2M from 2018 SCC market exits, and ~$27M from 2019 Phase 2 Global G&A initiatives Despite significantly lower scale… GCP’s SG&A is in-line with its closest business peers… Through a disciplined focus on SG&A reduction ~$24M (8%) reduction with further $29M4 planned cost savings over next 2 years 2019 Revenues Total SG&A 2019 SG&A % of Revenue1 14

GCP is On Track to Eliminate $80M of Costs Through 2022 ($33M Completed)

Achieved ~$24M in SG&A savings since 2017 and targeting $29M[1] in further reductions over next two years

2018	2019	2020	2021	2022	Total Savings
Cost Reductions Following SCC Market Exits[2] (*Streamline operations and reduce costs to improve profitability primarily in concrete admixtures*)					
~$6M	~$18M	~$2M			**~$26M**
	2019 Phase 1 Plan[3]: a. **Operational efficiencies** across manufacturing, purchasing, logistics and warehousing b. **Redesigned SCC service delivery model** (for combined pursuit of VERIFI® & Admixtures opportunities)				
	~$6M	~$12M	~$5M		**~$23M**
	2019 Phase 2 Plan[4]: Reduction in Global SG&A By Aligning Resources More Closely With Commercial Opportunities				
	~$3M	~$12M	~$13M	~$2M	**~$30M**
Cumulative Savings					
~$6M	***~$33M***	***~$59M***	***~$78M***	***~$80M***	**~$80M**

Source: Company filings
*Numbers may not add due to rounding
1. Includes remaining ~$2M from 2018 SCC market exits, and ~$27M from 2019 Phase 2 Global SG&A initiatives. Excludes 2019 Phase I Plan
2. 2018 Plan approved by GCP's Board of Directors on August 1, 2018
3. 2019 Plan approved by GCP's Board of Directors on February 22, 2019
4. 2019 Phase 2 Plan approved by GCP's Board of Directors on July 31, 2019

15

Our Board is Leveraging Relevant Experience to Guide Our Strategy and Manage Risk

GCP's Key Board Priorities and Practices

Board Priorities	Key Board Practices and Accomplishments
Strategic Planning and Oversight	• **Divested Darex** packaging segment to create focused construction products company • Highly **engaged in development of current strategy** – which is demonstrating strong momentum • **Prudent capital allocation policies** providing stability and financial flexibility in challenging environment • Worked with management to **develop and implement a coordinated response to COVID-19 pandemic**
Evaluation of Strategic Opportunities	• Conducted comprehensive strategic review in 2019 and **continue to evaluate alternatives to maximize shareholder value** • Shareholder rights plan in place to **preserve strategic optionality** and protect stockholders from efforts to obtain effective control of GCP – **submitting plan to vote at 2020 annual meeting**
Commitment to Ongoing Refreshment and Sound Governance	• Commitment to regular Board refreshment – **5 new directors added in last 3 years** • Nominated **2 new high-quality independent directors** for election at 2020 annual meeting • **Eliminated supermajority vote requirements** in 2018
Management Recruitment and Development	• Identified and **recruited top CEO** through extensive process evaluating 237 potential candidates • Realigned management and **appointed strong business leadership** • **Regular succession planning** and oversight of human capital development program
Compensation and Risk Management	• **Fully independent Board committees** responsible for overseeing relevant business and compensation risk management practices • Compensation program based on **pay-for-performance philosophy** and **aligned with strategic priorities and shareholder value**
Independent, Dedicated and Focused Leadership	• **Independent Chair** on the Board • Board is actively engaged in the business and **met 26 times last year**, including executive sessions during every Board meeting • **No GCP director nominee is on more than one outside public company board**, assuring sufficient time to dedicate to GCP
Robust Shareholder Engagement	• Involvement of independent directors in **robust shareholder engagement** program with discussions with stockholders representing **~64% of shares** over last year
Corporate Citizenship	• Standing **Corporate Responsibility Committee** focused on addressing GCP's responsibilities as a global corporate citizen • Published first **annual comprehensive sustainability report** reflecting strategy and accomplishments

16

GCP's Slate of Refreshed and Experienced Directors



Elizabeth Mora (C)
Chief Administrative Officer, Charles Stark Draper Laboratory
Independent Director since 2016



Randall S. Dearth
President & CEO, GCP Applied Technologies
Director since 2019



Gerald G. Colella
Former President & CEO, MKS Instruments
Independent Director since 2017



Janice K. Henry
Former CFO, Martin Marietta Materials
Independent Director since 2016



Clay H. Kiefaber
Former President & CEO, Colfax (ESAB)
Independent Director since 2019



James F. Kirsch
Former Chairman, President & CEO, Ferro
Independent Director since 2018



Phillip J. Mason
Former President (EMEA), Ecolab
Independent Director since 2016



Danny R. Shepherd
Former Vice Chairman, Vulcan Materials
Independent Director since 2016



Armand F. Lauzon
Former President & CEO, C&D Technologies
Independent Director Nominee in 2020



John R. McPherson
Former Senior Partner, McKinsey
Independent Director Nominee in 2020

(C) = Independent Chairman | New independent director nominees | Added in prior Starboard settlement

Board Composition Has Evolved Through Regular Refreshment — 5 of 9 Directors Added Since Separation

2016 | **2017** | **2018** | **2019** | **2020**

- **Mar. 2016:** Separation from W.R. Grace
- **May. 2017:** Gerald Colella added to Board
- **May. 2018:** Elimination of supermajority voting
- **Oct. 2018:** James Kirsch added to Board
- **Feb. 2019:** Announcement of strategic review
- **Mar. 2019** Clay Kiefaber and Marran Ogilvie added to Board
- **Jul. 2019:** Randy Dearth appointed CEO; Greg Polling named Executive Chairman
- **Dec. 2019:** Greg Polling retires; Elizabeth Mora named Independent Chairman
- **Apr. 2020:** Armand Lauzon and John McPherson nominated to the Board

"The board has a **history of being responsive and accountable to stockholders**, as evidenced by its recent agreement with Starboard and management **proposals to remove supermajority vote requirements** at the last annual meeting" *(Institutional Shareholder Services, 2019)*

Note: Permission to use quote was neither sought or obtained

17

Purpose-Built Board Aligned With Our Strategy

Board Composition Designed to Support GCP's Strategic Priorities

	Specialty Materials and Construction Products	Technology and Innovation	Public Company C-Suite Experience	Operations / Cost Management
	7 of 10 GCP Nominees	7 of 10 GCP Nominees	7 of 10 GCP Nominees	10 of 10 GCP Nominees
Beth Mora (C)		CAO of Charles Stark Draper Lab, an engineering R&D lab		10 years as CFO of Harvard managing a $3Bn annual budget and ~15,000 employees
Randy Dearth	CEO and former COO of GCP; 6 years as CEO of Calgon Carbon, a specialty materials company	Executive roles at GCP, Calgon Carbon, LANXESS and Bayer Chemical	CEO and former COO of GCP; former CEO of Calgon Carbon	CEO and former COO of GCP; former CEO of Calgon Carbon; former operations roles at LANXESS and Bayer Chemicals
Gerald Colella		Executive roles at MKS Instruments, an instrument and systems technology company	CEO of MKS Instruments	CEO and former COO of MKS Instruments
Janice Henry	11 years as CFO of Martin Marietta, a specialty materials company		Former CFO of Martin Marietta	Former CFO of Martin Marietta
Clay Kiefaber	Former CEO of Colfax, which manufactures products for the construction industry	Former CEO of Colfax (ESAB), a fabrication technology business	Former CEO of Colfax	Former CEO of Colfax and Colfax (ESAB)
James Kirsch	8 years in various roles, including CEO, at Ferro Corporation, a specialty materials company	Executive roles at Ferro and Quantum Composites, an industrial technology company	Former CEO and COO of Ferro	Former CEO and COO of Ferro
Phillip Mason		Fromer President (EMEA) at Ecolab, a water, hygiene and energy technology company		Former President (EMEA) at Ecolab
Danny Shepherd	8 years in various roles, including COO, at Vulcan Materials, a specialty materials company		Former COO of Vulcan Materials	8 years in various roles, including COO, at Vulcan Materials
Armand Lauzon	2 years as CEO at Zekelman Industries, a construction products company	Former CEO of C&D Technologies, an industrial batteries and electronics company		Former CEO of C&D Technologies, Sequa Corporation and Zekelman Industries
John McPherson	5 years in various roles, including CFO, at Vulcan Materials, a specialty materials company		Former CFO of Vulcan Materials	Former CFO & Chief Strategy Officer at Vulcan Materials;16 years at McKinsey & Co.

18

98% 2017 99% 2018 99% 2019 Pay At Risk 68% CEO Target Pay Pay At Risk 76% Other NEO Target Pay Compensation Aligned with Value Creation Pay-for-performance philosophy with compensation aligned with shareholder value creation Majority of Compensation “At Risk” Incentives Aligned with Business Goals Pay for Performance Accountability with Meaningful Performance Targets Consistently High Shareholder Support for Say On Pay1 Target (100%) Annual Incentives: Realized Value (% of Target) Total Long-Term Incentive Realized Value (% of Target) Target (100%) Cost Reduction / Margin Expansion 50% of the annual incentive cash award is based on Adj. EBIT Investing in Growth 25% of the annual incentive cash award is based on revenue FCF Generation 25% of the annual incentive cash award is based on Adjusted FCF Shareholder Value Creation PBUs (50%) based on Adjusted EPS performance ● Stock options with 3-year vesting period (25%) ● RSU’s with 3-year vesting period (25%) Represents percentage of shares vote “For” out of total shares voted for or against at the respective annual meeting 19

GCP Stockholder Rights Plan Protects Value for All Stockholders Provides the Board with time to make informed decisions that are in the best interests of GCP and all its stockholders Does not deter the Board from considering any offer that is fair and otherwise in the best interests of GCP stockholders Allows fully financed offers that are open for at least 60 business days, are made for all GCP shares and treat all stockholders equally 20% threshold (increased from 15%) — well-above ownership of all stockholders other than 40 North Subject to stockholder approval at 2020 annual meeting Adopted in March 2019 after rapid and significant accumulation of GCP stock 40 North increased total ownership from ~15% to ~25% and previously received antitrust clearance to acquire up to almost 50% of GCP stock Intended to prevent any stockholder from acquiring controlling interest without paying an appropriate premium 40 North remains a 25% holder, has expressed interest in acquiring additional shares In March 2020, Board extended rights plan to March 2023, subject to stockholder approval Rights Plan Background Stockholder-Friendly Features of GCP’s Rights Plan GCP’s rights plan is intended to protect GCP stockholders from a specific and continuing risk of 40 North obtaining creeping and effective control without paying a control premium to the rest of GCP stockholders 20

Maintaining Business Momentum Through COVID-19 GCP’s focus on risk management and proactive actions early in the crisis preserved operational continuity, enabling the business to maintain momentum and deliver best expected Q1 earnings performance since 2016 Prudent Business Practices and Risk Management… …Leading to a Successful Proactive Response to the Crisis Proactively implemented business continuity plans and key practices including remote work, deep cleaning facilities, business travel restrictions and availability of PPE Regular communication between Board and management to address evolving risks Closely scrutinizing expenses and reducing capital spending (target ~$25M reduction compared to original 2020 capex plan) Focused on execution of comprehensive cost efficiency programs Continuing to invest strategically in business Serving our customers and maintaining our strong market position Donated over 50,000 PPE masks to be distributed to local hospitals Primary Objectives Guiding Our Response Business continuity plans and continuity team representing commercial, procurement, supply chain, and operations professionals in place Prudent capital management providing strong balance sheet, liquidity, and no near-term maturities Well-seasoned management team with deep operational experience in our sector Expert Board composed of directors with extensive sector experience and expertise in operations and risk management Employee Health and Safety Continuity of Business Operations Meeting Customer / Supplier Needs 21

Starboard’s Proxy Fight

GCP Has Consistently Sought a Resolution with Starboard and 40 North Without Giving Them Control 22 Consistent Engagement Over 20 calls / meetings Publicly launched proxy contest without any prior notification and refused to allow the company to interview their nominees Throughout the course of our engagement refused to provide any substantive input on the company’s strategy Unwilling to engage in discussions regarding a settlement that did not involve a replacement of a majority of the Board Dozens of calls / meetings Unwillingness to respond to any proposals from the company or otherwise substantively engage, unless GCP accepted 40 North’s demands Unconstructive approach including, in the last discussion, an ultimatum to our CEO with 24 hours to respond GCP Offer Three independent directors from Starboard’s slate to join the Board The addition of a fourth mutually agreeable independent director on a 10-member Board Three 40 North representatives to join the Board The addition of a fourth mutually agreeable independent director Counter Demand Appoint six of nine directors on the Board Appoint six of nine directors on the Board (four 40 North nominees and two Starboard nominees) Contractual right to Chairmanship (two 40 North principals as Co-Chairs) Starboard 40 North Consistent Engagement GCP Offer Counter Demand Both 40 North and Starboard rejected any settlement that would involve any independent directors identified by an independent search firm

August 2018 Starboard began accumulating a position in GCP January 2019 Starboard requested and had a call with GCP executives, during which they expressed intention to nominate director candidate(s) and communicated no proposals or ideas for the business February February 1, Starboard submitted notice of nomination of five directors Called Starboard, asking for details around their views of the company – Starboard provided only high-level criticism of GCP, but did not engage in substantive dialogue Under a confidentiality agreement, discussed GCP’s detailed plan for the business GCP announced a review of strategic alternatives March Met with Starboard to propose potential settlement terms GCP and Starboard reached an agreement to appoint two new independent Starboard nominees to the Board May Held a meeting to discuss Q1 earnings with Starboard June Called Starboard following the announcement of its completion of the strategic review process Had a call with Starboard. Starboard criticized GCP’s strategic review process and management team, but did not offer any suggestions regarding succession planning, performance or strategy July GCP announced the appointment of Randy Dearth as President & CEO and Greg Poling as Executive Chairman Held two calls with Starboard, during which Starboard criticized the leadership transition, but did not offer any substantive suggestions for the business August Held two calls to discuss Q2 earnings with Starboard Days later, Starboard delivered a letter to the Board, which contained no concrete suggestions to enhance the company’s business or performance September - November Met with Starboard, during which Starboard expressed its interest in being involved in fully reconstituting the Board, but did not offer any specific ideas for GCP to improve operations, strategy or performance Held three follow-up calls with Starboard, but again Starboard shared no substantive ideas January 2020 January 6, Starboard requested a meeting with the CEO, and the meeting was scheduled for the following week January 7, Starboard requested a time to speak with the Chairman, and the following day, the Chairman spoke to Starboard The next week, Starboard launched a proxy fight to replace the entire Board The day after Starboard's nominations, GCP held a meeting with Starboard, during which Starboard reiterated its previously expressed criticisms but refused to share any substantive suggestions for GCP’s business performance or strategy February Requested on multiple occasions to interview Starboard’s director candidates. Starboard denied the requests without a framework for a settlement agreement Called Starboard to propose a potential path to a settlement agreement. Starboard rejected the proposal and did not offer a counterproposal March At the direction of the Board, GCP’s financial advisor communicated a potential settlement proposal to Starboard Starboard communicated a counterproposal of 6 of 9 directors, a majority of the Board Contacted Starboard to suggest a potential path forward, particularly given the current global health crisis, and received no response April At the direction of the Board, GCP’s financial advisor reiterated to Starboard GCP’s desire to find a consensual resolution The following day, Starboard filed its definitive proxy statement 23 GCP Has Attempted to Constructively Engage with Starboard; Starboard Has Not

GCP Board’s Track Record of Action Versus Starboard’s Unconstructive Approach Recruited experienced CEO in Randy Dearth through extensive search process and accelerated leadership transition plan to appoint Randy as CEO Conceived and oversaw execution of multi-phase cost initiatives targeting ~$80M in annualized savings Oversaw repositioning and restructuring of SCC and SBM, driving recent business momentum Enhanced balance sheet through prudent capital management, positioning GCP to overcome the challenges of the current crisis Demonstrated commitment to Board refreshment, including nominating two new and highly qualified directors who bring highly relevant experience Clearly delivering on strategy and expects to record best Q1 earnings performance since 2016 in a period of uncertainty and change Has refused to provide substantive proposals on what they would do differently despite regular attempts at engagement by GCP Attacks misrepresent significant actions taken to improve the business Starboard slate lacks sector and public company leadership experience Would not allow GCP to interview Starboard nominees without pre-agreed settlement framework GCP has sought constructive resolution — most recently proposed 3 board seats and mutually agreed director on 10-person Board – but Starboard refused to engage GCP Board Starboard 24

GCP is Open to Input from Stockholders – But Starboard Has Refused to Provide a Plan

Despite GCP's frequent engagement and track record of responsiveness, Starboard has refused to provide substantive input regarding GCP's strategy

Strategic Priority	Accomplishments	Starboard's Plan[1]
Cost Management	Multi-phase cost initiatives targeting ~$80M in annualized savings	?
Growth	Implemented SBM growth plan targeting geographic and segment expansion and new product launches Investing in disruptive VERIFI® technology Introduced 11 new products in 2019 to secure share and expand reach	?
Cash Flow	Implemented improved A/R and inventory management processes; initiated tax rate optimization project	?
Balance Sheet	Prudent capital management leading to strong balance sheet and liquidity	?
ESG and Engagement	Published first sustainability report in 2020 Ensuring the health and safety of employees while managing the company through the COVID-19 crisis	?
Human Capital	Recruited top CEO through extensive search process evaluating 237 candidates with independent search firm — and our CEO is delivering results	***Already undermining CEO with public criticism of search process and did not re-nominate CEO on slate***

"Plan" largely consists of undermining GCP's CEO and replacing a purpose-built Board with hand-picked nominees who lack relevant sector and public company leadership experience

1. Starboard's first attempt at a plan was made public following their meeting with ISS and a few weeks before the annual meeting

25

Starboard Has Overseen Value Destruction in Similar Situations

Starboard's Track Record

- To justify replacing GCP's current Board, Starboard **relies on dated results** from Darden and Marvell — **which have no relation to our sector**
- **(29%)** average relative TSR underperformance against the S&P 500 for companies after Starboard appointees comprised at least half of the board[1]
- In three of those situations, Starboard targets lost almost all of their equity value after Starboard appointees joined the board:[2]
  - LSB Industries: **(94%)**
  - Depomed[3]: **(94%)**
  - Comscore: **(87%)**
- History of repeat campaigns over multiple years destabilizing boards and management teams

LSB's Stock Price Declined 94% After Starboard Appointees Joined the Board

LSB is a more relevant business to GCP than either Darden or Marvell



3/10/15: Starboard's Letter to LSB Board:
*"Importantly, we believe that many of **this business's repeated missteps could have been prevented with proper management** and oversight."*
*"What we cannot understand, however, is the Board's stubborn stance that, even though it is absolutely critical that LSB execute on long overdue operational improvements this year, shareholders should entrust this critical task to **the same management team that has consistently failed to execute**."*
4/26/15: SBV gains 5 additional board seats (representing 8 of 13 directors)
6/5/14: SBV appointees gain 3 of 10 board seats
9/4/15: SBV appointee Greenwell is appointed interim CEO
12/22/15: Greenwell is appointed President & CEO
Share Price ($)
50
45
40
35
30
25
20
15
10
5
0
4/3/14
3/19/16
3/5/18
2/20/20
$2.52

Source: FactSet
1. Measured as total shareholder return after the date Starboard appointees comprised at least half of the respective board until 2/20/2020 or until sale of company closed
2. Measured based on total shareholder return from the first date Starboard appointees joined the respective board until 2/20/20
3. Depomed announced its corporate name change to Assertio Therapeutics in August 2018

26

Starboard's Nominees Not Additive to the Board

Key director attributes	GCP's Nominees	Starboard's Nominees
Specialty Materials / Construction Products Experience	7 / 10	3 / 8
Public Company CEO / CFO / COO Experience	7 / 10	1 / 8

Starboard's nominees have limited experience relevant to our business and overall poor track records of value creation as public company directors

- Three Starboard nominees (Feld, Ogilvie and Yanker) **lack ANY public company operations experience**
- The four other nominees with such experience (other than Clay Kiefaber, who is on both slates), have **poor track records as directors**[1]
- The only Starboard nominee with public company C-Suite experience is Clay Kiefaber (who is on both slates) — **no other Starboard nominee has such public company executive experience**

Total Shareholder Return Relative to S&P 500 During Director Tenure[1]

Kevin Brown	Janet Giesselman	Linda Welty	Andrew Ross
(15%) at LyondellBasell[2]	(80%) at Avicanna	(58%) at Mercer	(60%) at Ferro
	(125%) at Twin Disc	84% at Massey Energy	
	(7%) at Omnova		
	(46%) at AG Growth		

Source: FactSet

1. Total shareholder return relative to S&P 500 during each director's tenure. For current directorships, returns measured from date director joined the Board until 2/20/20
2. Kevin Brown was elected by stockholders to be a member of the management Board in May 2015 and resigned in February 2017

27

28 25% holder – acquired 10% during strategic review and obtained antitrust approval to buy up to almost 50% of GCP stock Affiliate owns portfolio company in GCP’s space – making them a natural buyer Demanding removal of rights plan and interested in purchasing additional shares History of acting in own interests, to the detriment of other stockholders – sold out of Clariant after agitating against transaction – stock price plummeted 31%2 over the next year On Board of W.R. Grace, which is down 33%3 since they joined Seeking influence on the appointment of 6 of 9 directors on the GCP Board including three 40 North principals and one hand picked independent director Demanding co-chairmanship of the GCP Board for 40 North principals 9% shareholder Pushed for strategic review, but now criticizes process Undermining CEO – who is delivering for stockholders – by criticizing independent and extensive search process Unwilling – or unable – to provide a plan for GCP despite many meetings over multiple months1 Refused to allow nominees to be interviewed Rejected offer to provide input on adding four directors, including three from Starboard’s slate, and demanded a supermajority be handed to their appointees Track record of underperformance in campaigns after replacing at least half of the board In contrast, over the past 4 years, the GCP Board has: Divested noncore assets at high premiums, and explored all strategic alternatives Actively engaged with stockholders and responded to their input Increased the Company’s efficiency, kept SG&A low and has had high say-on-pay support Delevered the Company and have been prudent stewards of capital for stockholders Maintained highest focus on employees, communities and sustainability Evolved the board with high quality independent directors Recruited a high quality CEO who is executing successfully and delivering value Been open to constructive approaches to avoid unnecessary proxy campaign – so long as all stockholders are protected Despite the challenging nature of this situation with two stockholders representing 35% ownership looking to replace a supermajority of the GCP Board, we continue to be firmly committed to protecting the interests of all GCP stockholders – and we ask for your support 40 North Considerations Starboard Considerations Source: FactSet, Company filings Starboard’s first attempt at a plan was made public following their meeting with ISS and a few weeks before the annual meeting Stock price change measured from 1/24/18, the day before 40 North announced that it had sold its entire stake in Clariant to SABIC, to one year later on 1/24/19 Stock price change measured from 5/8/19, the date 40 North representatives joined the Board, to 4/29/20 GCP is Focused on Representing the Interests of All Stockholders

Appendix

In this presentation, the Company refers to non-GAAP financial measures including: Adjusted EBIT, Adjusted EBIT Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Earnings Per Share, Adjusted Free Cash Flow, Segment Adjusted Cash Flow and Segment Adjusted Cash Flow Margin. These non-GAAP measures do not purport to represent income or liquidity measures as defined under United States Generally Accepted Accounting Principles (“GAAP”), and should not be considered as alternatives to such measures as an indicator of GCP's performance. These measures are provided to investors and others to improve the period-to-period and peer-to-peer comparability of GCP's financial results and to ensure that investors understand the information GCP uses to evaluate the performance of its businesses. The following are the non-GAAP financial measures presented in this presentation: The Company defines Adjusted EBIT (a non-GAAP financial measure) to be net income (loss) from continuing operations attributable to GCP shareholders adjusted for: (i) gains and losses on sales of businesses, product lines and certain other investments; (ii) currency and other financial losses in Venezuela; (iii) costs related to legacy product, environmental and other claims; (iv) restructuring and repositioning expenses, and asset impairments; (v) defined benefit plan costs other than service and interest costs, expected returns on plan assets and amortization of prior service costs/credits; (vi) third-party and other acquisition-related costs; (vii) other financing costs associated with the modification or extinguishment of debt; (viii) amortization of acquired inventory fair value adjustments; (ix) tax indemnification adjustments; (x) interest income, interest expense and related financing costs; (xi) income taxes; (xii) shareholder activism and other related costs; and (xiii) certain other items that are not representative of underlying trends. Adjusted EBIT Margin is defined as Adjusted EBIT divided by net sales. The Company uses Adjusted EBIT to assess and measure its operating performance and determine performance-based employee compensation. The Company uses Adjusted EBIT as a performance measure because it provides improved quarter-to-quarter and year-over-year comparability for decision-making and compensation purposes and allows management to measure the ongoing earnings results of our strategic and operating decisions. The Company defines Adjusted EBITDA (a non-GAAP financial measure) as Adjusted EBIT adjusted for depreciation and amortization. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. GCP uses Adjusted EBITDA as a performance measure in making significant business decisions. The Company defines Adjusted Earnings Per Share (a non-GAAP financial measure) to be earnings per share ("EPS") from continuing operations on a diluted basis adjusted for: (i) gains and losses on sales of businesses, product lines and certain other investments; (ii) currency and other financial losses in Venezuela; (iii) costs related to legacy product, environmental and other claims; (iv) restructuring and repositioning expenses and asset impairments; (v) defined benefit plan costs other than service and interest costs, expected returns on plan assets and amortization of prior service costs/credits; (vi) third-party and other acquisition-related costs; (vii) other financing costs associated with the modification or extinguishment of debt; (viii) amortization of acquired inventory fair value adjustments; (ix) tax indemnification adjustments; (x) shareholder activism and other related costs; (xi) certain discrete tax items; and (xii) certain other items that are not representative of underlying trends. GCP uses Adjusted EPS as a performance measure to review its diluted earnings per share results on a consistent basis and in determining certain performance-based employee compensation. The Company defines Adjusted Free Cash Flow (a non-GAAP financial measure) as net cash provided by or used in operating activities minus capital expenditures plus: (i) cash paid for restructuring and repositioning, third party and other acquisition-related costs, costs related to legacy product, environmental and other claims, shareholder activism and other related costs, as well as certain other items that are not representative of underlying trends, net of related cash taxes; (ii) capital expenditures related to repositioning; and (iii) accelerated payments under defined benefit pension arrangements. GCP uses Adjusted Free Cash Flow as a liquidity measure to evaluate its ability to generate cash to support its ongoing business operations, to invest in its businesses, to provide a return of capital to shareholders and to determine payments of performance-based compensation. Non-GAAP Financial Measures 29

The Company defines Segment Adjusted Cash Flow (a non-GAAP financial measure) as Segment Adjusted EBITDA (post-corporate expenses) less capital expenditures. The Company defines Segment Adjusted Cash Flow Margin as Segment Adjusted EBITDA (post-corporate expenses) less capital expenditures as a percentage of sales. Adjusted EBIT, Adjusted EBIT Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EPS, Adjusted Free Cash Flow, Segment Adjusted Cash Flow and Segment Adjusted Cash Flow Margin do not purport to represent income measures as defined in accordance with U.S. GAAP. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of GCP's financial results and to ensure that investors understand the information GCP uses to evaluate the performance of its businesses. Adjusted EBIT has material limitations as an operating performance measure because it excludes costs related to income and expenses from restructuring and repositioning activities which historically have been a material component of net income (loss) from continuing operations attributable to GCP shareholders. Adjusted EBITDA also has material limitations as an operating performance measure because it excludes the impact of depreciation and amortization expense. GCP's business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of its costs. GCP compensates for the limitations of these measurements by using these indicators together with net income (loss) measured in accordance with U.S. GAAP to present a complete analysis of its results of operations. Adjusted EBIT and Adjusted EBITDA should be evaluated together with net income (loss) from continuing operations attributable to GCP shareholders measured in accordance with U.S. GAAP for a complete understanding of GCP's results of operations. In the tables, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. These non-GAAP financial measures should not be considered substitutes for financial measures calculated in accordance with U.S. GAAP, and the financial results that GCP calculates and presents in the table in accordance with U.S. GAAP, as well as the corresponding reconciliations from those results, should be carefully evaluated. Non-GAAP Financial Measures (Cont’d) 30

Non-GAAP Financial Measures Source: Company filings ($ in millions) 31

Non-GAAP Financial Measures (Cont’d) Source: Company filings ($ in millions) (In millions) Year Ended December 31, 2019   2018 Cash flow measure: Net cash provided by operating activities from continuing operations $ 78.0     $ 75.4   Capital expenditures (61.6)   (55.0) Free Cash Flow (non-GAAP) 16.4     20.4   Cash paid for repositioning 21.2     5.5   Cash paid for restructuring 11.3     9.1   Cash paid for third-party and other acquisition-related costs 0.5     2.4   Cash paid for shareholder activism and other related costs 3.7     —   Capital expenditures related to repositioning 6.0     6.8   Cash taxes related to repositioning, restructuring, third-party and other acquisition-related costs, shareholder activism and other related costs (9.1)   (3.1) Accelerated pension plan contributions —     2.9   Adjusted Free Cash Flow (non-GAAP) $ 50.0     $ 44.0   Y-o-Y Growth % 13.6%   32

Non-GAAP Financial Measures (Cont’d) Source: Company filings ($ in millions) 33

Non-GAAP Financial Measures (Cont’d) Source: Company filings ($ in millions) 34

Non-GAAP Financial Measures (Cont’d) Source: Company filings Note: Represents 2019 financials. Corporate expenses, corporate D&A and corporate capital expenditures allocated to segments proportional to segment revenues ($ in millions) 35